Proxy Statement Pursuant to Section 14(a)
               of the Securities Exchange Act of 1934

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Check the appropriate box:
( ) Preliminary proxy statement
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    Rule 14a-12
                       Ridgewood Hotels, Inc.
           -----------------------------------------------
          (Name of Registrant as Specified in Its Charter)
                           Karen S. Hughes
             ------------------------------------------
             (Name of Person(s) Filing Proxy Statement)
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                       Ridgewood Hotels, Inc.
                        2859 Paces Ferry Road
                              Suite 700
                       Atlanta, Georgia 30339


                                   December 15, 1999

Dear Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Ridgewood Hotels, Inc. on Tuesday, February 15, 2000 at 10:00 a.m. at the offices of Ridgewood Hotels, Inc., 2859 Paces Ferry Road, Suite 700, Atlanta, Georgia 30339. The formal Notice of the Annual Meeting of Stockholders and the proxy statement are attached. Please read them carefully.

     It is important that your shares be voted at the meeting. If you do not plan to attend, please complete the enclosed proxy card by indicating your vote on the issues presented and sign, date and return the proxy in the prepaid envelope provided. If you are able to attend the meeting and wish to vote in person, you may withdraw your proxy at that time.

                              Sincerely,



                              N. Russell Walden
                              President

                       RIDGEWOOD HOTELS, INC.
                  2859 Paces Ferry Road, Suite 700
                       Atlanta, Georgia 30339
                           (770) 434-3670
                  ________________________________

              Notice of Annual Meeting of Stockholders
                          February 15, 2000
                     __________________________

To the Stockholders of Ridgewood Hotels, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (together with any adjournments or postponements thereof, the "Meeting") of Ridgewood Hotels, Inc. (the "Company") will be held at 10:00 a.m., Eastern Standard Time on Tuesday, February 15, 2000, at the offices of the Company, 2859 Paces Ferry Road, Suite 700,
Atlanta, Georgia 30339, for the following purposes:

1. To elect three directors of the Company to hold office until the next Annual Meeting of Stockholders or until the election and qualification of their successors; and

2. To transact such other business as may properly come before the Meeting.

     Please complete the proxy card which is enclosed and return it promptly. If you are able to attend the Meeting and wish to vote in person, you may withdraw your proxy at that time.

     The record date for determining shareholders entitled to notice of, and to vote at, the Meeting has been fixed as the close of business on December 17, 1999. A list of such shareholders will be open for the examination of any shareholder, for any purpose germane to the Meeting, for a period of at least 10 days prior to the Meeting, during ordinary business hours, at 2859 Paces Ferry Road, Suite 700, Atlanta, Georgia 30339, and will be available at the Meeting. A copy of our Annual Report for the fiscal year ended August 31, 1999 is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this Notice.

                         By Order of the Board of Directors



                         Karen S. Hughes, Secretary

Atlanta, Georgia
December 15, 1999

     YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT.

                              IMPORTANT

Whether or not you expect to be present at the Meeting, please mark, date and sign the enclosed proxy and return it in the envelope which has been provided. In the event you are able to attend the Meeting, you may revoke your proxy and vote your shares in person.

                       RIDGEWOOD HOTELS, INC.
                  2859 Paces Ferry Road, Suite 700
                       Atlanta, Georgia 30339
                  _______________________________

         PROXY STATEMENT For ANNUAL MEETING OF SHAREHOLDERS
                    To Be Held February 15, 2000
       ______________________________________________________


SOLICITATION AND REVOCABILITY OF PROXIES

     This Proxy Statement (the "Proxy Statement") and the accompanying form of proxy are being furnished to the shareholders of Ridgewood Hotels, Inc. ("Ridgewood" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") from holders of its outstanding common stock, par value $.01 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on February 15, 2000 at 10:00 a.m. at the offices of the Company, 2859 Paces Ferry Road, Suite 700, Atlanta, Georgia 30339, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to shareholders of the Company on or about December 29, 2000.

     Shares of Common Stock represented by properly executed proxies, unless such proxies previously have been revoked, will be voted in accordance with the instructions indicated in the proxies. If no instructions are indicated, such shares will be voted in favor of (FOR) the proposal specified herein, and in the discretion of the proxy holder as to any other matters that may properly come before the Meeting. A shareholder who has given a proxy may revoke it at any time prior to the voting thereof at the Meeting by filing with the Secretary of the Company, at or prior to the Meeting, a written revocation or a duly executed proxy bearing a later date. In addition, a proxy may be revoked in person by any shareholder present at the Meeting prior to the voting of such proxy.
Attendance at the Meeting, however, will not in itself constitute the revocation of a proxy.

     The cost of soliciting proxies will be borne by the Company.
In addition to solicitations by mail, officers and regular employees of the Company may solicit proxies personally and by telephone, telegraph or other means for which they will receive no compensation in addition to their normal compensation. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company shall reimburse them for their reasonable out-of-pocket and clerical expenses.

RECORD DATE AND VOTING SECURITIES

     The Board has fixed the close of business on December 17, 1999 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting. On that date, 1,513,480 shares of the Common Stock were outstanding and entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote. On the Record Date, the Company also had 450,000 shares of Series A Convertible Preferred Stock ("Preferred Stock") (see "Certain Relationships and Related Transactions") outstanding. The Preferred Stock is held by Alarmguard Holdings, Inc. ("Alarmguard"), and so long as a minimum of 50,000 shares of Preferred Stock are outstanding, Alarmguard shall be entitled to elect one additional director to serve on the Board. The Company has no other outstanding voting securities.

     The presence at the Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum. Subject to the rights of the holders of the Preferred Stock, a quorum being present, the affirmative vote of a plurality of the holders of the shares of Common Stock present, in person or by proxy, at the Meeting, is required for the election of a nominee as a director as set forth in Proposal I hereof. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares of Common Stock to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Under Delaware law, the aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the Meeting, whether those shareholders vote "for", "against" or abstain from voting, will be counted for purposes of determining the minimum number of affirmative votes required for approval of a proposal. The total number of votes cast "for" a proposal will be counted for purposes of determining whether sufficient affirmative votes have been cast. Abstentions from voting on a proposal by a shareholder present in person or represented by proxy at the Meeting are treated as votes against a proposal.

PROPOSAL 1:  ELECTION OF DIRECTORS

     Three directors of the Company are to be elected at the Meeting to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and qualified. Unless authority to vote for one or more directors is withheld, it is intended that shares of Common Stock represented by proxies in the accompanying form will be voted for the election of the persons listed below or, if any such person shall unexpectedly become unable or unwilling to accept nomination or election, for the election of such other person(s) as the Board may recommend in his place. All of the persons listed below are currently directors of the Company and are nominees for re-election.

     The Board unanimously recommends that the Company shareholders vote FOR each of the nominees listed below.

Nominees for Director

MICHAEL M. EARLEY

     Mr. Earley, age 44, has been a director of the Company since June 1993. Mr. Earley is a director of ADT Security Services,
Inc. and principal of Triton Group Management, Inc. which is currently providing management and consulting services to ADT. See "Certain Relationships and Related Transactions." He was President of Triton Group Ltd. ("Triton"), ADT's predecessor, from July 1994 and its Chief Executive Officer from January 1996 until April 1997. Prior to that time, Mr. Earley held various senior management positions including that of Chief Financial Officer with Triton and related entities since 1986.

LUTHER A. HENDERSON

     Mr. Henderson, age 79, has been a director of the Company since its formation in 1985. He served as a director of CMEI, Inc. ("CMEI"), the Company's predecessor, from September 1983 to December 1985. He served as a director of Pier 1 Imports Inc., a commercial retailer, from February 1980 to June 1993. Mr. Henderson is a member of the Board of Directors of Beeba's Creations, Inc. and is President of Pirvest, Inc.

N. RUSSELL WALDEN

     Mr. Walden, age 61, is President and Chief Executive Officer of the Company and has been a director of the Company since its formation in 1985. Mr. Walden was a director of Sunbelt Nursery Group, Inc. from 1983 until 1990. He is the former President, Chief Executive Officer and Director of CMEI and a former director of Pier 1 Imports Inc.

ADDITIONAL INFORMATION

Beneficial Ownership of the Company's Securities

     The following table sets forth information as of the Record Date regarding the beneficial ownership of the capital stock of the Company by (a) each director, director nominee and executive officer named in the Summary Compensation Table (elsewhere herein) of the Company, (b) each beneficial owner of more than 5% of the Common Stock of the Company, and (c) all directors and executive officers as a group. Except as otherwise indicated, each individual or group named has sole investment and voting power with respect to the securities shown. No other individual or entity is known to own more than 5% of the Company's voting securities.

                                          Amount         Percent
Name and Address of       Title of        Beneficially   of Class
Beneficial Owner          Class           Owned
N. Russell Walden         Common Stock     930,000 (1)    55.9%
Ridgewood Hotels, Inc.
2859 Paces Ferry Road
Suite 700
Atlanta, GA 30339

Karen S. Hughes           Common Stock     135,440 (1)     8.6%
Ridgewood Hotels, Inc.
2859 Paces Ferry Road
Suite 700
Atlanta, GA 30339

Wayne W. McAteer          Common Stock     100,000         6.6%
Ridgewood Hotels, Inc.
2859 Paces Ferry Road
Suite 700
Atlanta, GA 30339

Luther A. Henderson       Common Stock      58,800(1)      3.8%
5608 Malvey Avenue
Suite 104-A
Fort Worth, TX 76107

All executive officers    Common Stock   1,192,160        63.0%
and directors as a
group (4 persons)

Alarmguard Holdings, Inc. Series A         450,000(2)    100%
125 Frontage Road         Convertible
Orange, CT 06477          Preferred Stock


Michael M. Earley         Series A         450,000(2)    100%
                          Convertible
                          Preferred Stock

All executive officers    Series A         450,000(2)    100%
and directors as a        Convertible
group (1 person)          Preferred Stock

_________________
(1) Includes shares deemed to be outstanding for those persons who have the right to acquire beneficial ownership of such shares within sixty days of the Record Date through the exercise of stock options. Any shares not outstanding which are subject to such options are deemed to be outstanding for the purpose of computing the percentage of outstanding shares of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class by any other person. Of the shares deemed to be beneficially owned by the directors and officers as shown above, the following were the shares deemed to be outstanding for those persons who have the right to acquire beneficial
     ownership  through the exercise of stock  options:   N. Russell
     Walden - 150,000 shares; Karen S. Hughes - 60,000 shares; Luther A. Henderson - 18,000 shares; all executive officers and directors as a group - 288,000 shares.

(2) Alarmguard holds 450,000 shares of the Company's Series A Convertible Preferred Stock, $1.00 par value per share, (the "Preferred Stock"), which were issued in connection with the purchase by the Company of the 4,380,000 shares of Common Stock held by Alarmguard. The Preferred Stock is redeemable by the Company at $8.00 per share. The Preferred Stock accrues dividends at $0.40 per share annually for the first two years and at a rate of $0.80 per share annually thereafter.
Dividends are payable quarterly commencing on November 1, 1994.
Each share of Preferred Stock is convertible into three shares of the Company's Common Stock effective August 16, 1996 and is subject to certain antidilution adjustments. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the shares of Preferred Stock shall be entitled to receive $8.00 per share of Preferred Stock plus all dividends accrued and unpaid thereon.
So long as a minimum of 50,000 shares of Preferred Stock is outstanding, Alarmguard shall be entitled to elect one additional director to serve on the Board. Following
Alarmguard's sale of the Common Stock, but without consideration of the prospective effect, if any, of the conversion or retirement of the Preferred Stock, N. Russell
Walden, President of the Company, was the beneficial owner of 60.3% of the outstanding Common Stock (including shares that may be acquired upon the exercise of stock options). Mr.
Walden may be said to have acquired control of the Company as a result of Alarmguard's sale of Common Stock. Alarmguard has beneficial ownership of 1,350,000 shares of the Company's
     Common Stock since it may elect to convert the Preferred Stock at any time. Mr. Earley's holdings consist of the 450,000 shares of Preferred Stock (and the 1,350,000 shares of Common
Stock into which such Preferred Stock may be converted) owned by Alarmguard, with respect to which he may be deemed to have voting and investment control because of his position as a Director of Alarmguard. See "Certain Relationships and Related Transactions."


Meetings and Committees of the Board

      The Board has established an Audit Committee, a Compensation Committee and a Stock Option Committee, but does not have a nominating committee.

       During fiscal year 1999 the Board met on five occasions.
Each of the directors attended all of these meetings and attended each of the meetings of the committees on which he served which were held during the periods that he served as a member of such committee.

Committees

      The Audit Committee reviews the professional services and independence of the Company's certified public accountants, the results of the Company's internal audits, and the Company's accounts, procedures and internal controls. The Audit Committee is comprised of Michael M. Earley and Luther A. Henderson. The Audit Committee met once during fiscal year 1999.

      The Compensation Committee, which did not meet separately during the 1999 fiscal year, is responsible for reviewing matters relating to compensation and making recommendations to the Board concerning compensation of the Company's officers, directors and
employees.   The present members of the Compensation Committee are
Michael M. Earley and Luther A. Henderson.

      The Stock Option Committee, which did not meet during the 1999 fiscal year, is responsible for administering the Company's Stock Option Plan. The sole member of the Stock Option Committee is
Michael M. Earley.

                      CERTAIN LEGAL PROCEEDINGS

     On May 2, 1995 a complaint was filed in the Court of Chancery of the State of Delaware (New Castle County) entitled William N. Strassburger v. Michael M. Early, Luther A. Henderson, John C. Stiska, N. Russell Walden, and Triton Group, Ltd., defendants, and Ridgewood Hotels, Inc., nominal defendant, C.A. No. 14267 (the "Complaint"). The plaintiff is an individual shareholder of the Company who purports to file the Complaint individually, representatively on behalf of all similarly situated shareholders, and derivatively on behalf of the Company. The Complaint challenges the actions of the Company and its directors in consummating the Company's August 1994 repurchases of its common stock held by Triton Group, Ltd. and Hesperus Partners Ltd. in five counts, denominated Waste of Corporate Assets, Breach of Duty of Loyalty to Ridgewood, Breach of Duty of Good Faith, Intentional Misconduct, and Breach of Duty of Loyalty and Good Faith to Class. On July 5, 1995, the Company filed a timely answer generally denying the material allegations of the complaint and asserting several affirmative defenses. Discovery has been concluded, and on March 19, 1998, the Court dismissed all class claims, with only the derivative claims remaining for trial. The case was tried to Vice Chancellor Jacobs during the period February 1 through February 3, 1999. All post-trial briefing and oral argument has been concluded, and the case has been submitted for decision by the Court.

                EXECUTIVE COMPENSATION AND OTHER INFORMATION

Directors' Compensation

      Directors who are not employees of the Company receive a retainer of $13,200 per year plus $800 for each Board meeting attended. All directors are reimbursed for expenses incurred in connection with attending Board and committee meetings.

Executive Compensation

     The following Summary Compensation Table sets forth the compensation for the past three years of the Company's Chief
Executive Officer. The cash compensation of the Company's other executive officers did not exceed $100,000 for the last fiscal year.



                        SUMMARY COMPENSATION TABLE
                                         Long-Term
                                        Compensation
                                           Awards

                    Annual Compensation   Securities
Name and            Fiscal                Underlying   All Other
Principal Position  Year  Salary   Bonus  Options(#) Compensation(1)
N. Russell          1999  $200,000 $   0         0      $ 1,186
Walden . . .
  President  &      1998   200,000  41,000       0        4,500
  Chief
  Executive         1997   200,000     0         0        2,535
  Officer

_______________

(1) The amounts shown in this column consist of Company matching contributions on behalf of the named person under the Ridgewood Hotels Employee Savings Plan.

Option Grants in Last Fiscal Year

      There were no stock options granted during fiscal year 1999 to the executive officer named in the Summary Compensation Table.

Aggregated Stock Option Exercises in Fiscal Year 1999 and
Fiscal Year-End Option Values

     The following table sets forth information concerning the number and value of unexercised options held by the officer named in the Summary Compensation Table as of August 31, 1999.

                                         Number of
                                         Securities          Value of
                                         Underlying         Unexercised
             Shares                      Unexercised        In-the-Money
            Acquired                  Options at Fiscal   Options at Fiscal
               on         Value          Year-End (#)      Year-End ($)(1)
Name      Exercise (#)  Realized($)    Exer-    Unexer-   Exer-    Unexer-
                                       cisable  cisable   cisable  cisable
N. Russell    -0-           -0-       150,000     -0-      $-0-      $-0-
Walden

(1) The 150,000 shares were not considered in-the-money since the options' exercise price of $1.83 per share was greater than the average of the bid and ask prices of $0.84 per share of the Common Stock on August 31, 1999.

Employment and Termination Agreements

     Pursuant to an Employment Agreement entered into between N. Russell Walden and the Company on March 28, 1985 and terminated August 31, 1998 (the "Employment Agreement"), Mr. Walden received a salary which was subject to annual review by the Board, and adjusted by the Board at its sole discretion. Mr. Walden received an annual base salary of $200,000. The Employment Agreement contained terms upon which Mr. Walden was entitled to a bonus. The bonus calculation was based upon pre-tax profits and pre-tax gains from real estate transactions and operations of the Company during the fiscal year. Under the terms of the Employment Agreement, Mr. Walden was paid a $41,000 bonus for fiscal year 1998. For fiscal years 1990 through 1997, he was entitled to, but declined, bonuses totalling $168,000. The Employment Agreement provided for certain fringe benefits, as well as benefits under employee benefit plans maintained by the Company. The Board terminated the Employment Agreement on August 31, 1998. Mr. Walden's compensation and terms of employment subsequent to August 31, 1998 are governed by the Board on a discretionary basis.

     In August 1991, Mr. Walden entered into a post-employment consulting agreement (the "Consulting Agreement") which provides that in the event of the termination of his employment (other than termination for cause or voluntary resignation for other than good reason), he will be retained by the Company for a period of two years as a consultant. In August 1998, the Consulting Agreement was amended to reduce the consulting period by one month for each month that Mr. Walden remained employed through August 31, 1999, such that if Mr. Walden continued to be employed by the Company through August 31, 1999, the consulting period would be (and remain at) one year in duration. In exchange for consulting services, Mr. Walden will receive an annual fee equal to his annual base salary at the time of termination, payable in equal monthly installments during the term of the Consulting Agreement. The Consulting Agreement also provides for the continuation of certain medical and other employee benefits. In the event Mr. Walden obtains other full-time employment during the term of the Consulting Agreement, payments to Mr. Walden may be reduced in accordance with a formula set forth in the Consulting Agreement.

Supplemental Retirement and Death Benefit Plan

     The Ridgewood Hotels, Inc. Supplemental Retirement and Death Benefit Plan (the "SERP") was adopted, effective January 1, 1987, to provide supplemental retirement benefits for selected employees of the Company. Currently, only one employee of the Company is a participant in the SERP. Although the SERP is an unfunded plan, the Company has acquired cash-value life insurance on the life of the participant and, if mortality, interest and policy dividend assumptions are correct, the Company will recover from the life insurance the cost of the premiums paid thereunder and the cost of the SERP benefits.

     Estimated annual benefits payable upon separation from employment, determined using the SERP formula, are equal to 50% of the participant's "final three-year average compensation," defined under the SERP as salary plus bonus, commissions and any amounts deferred under any deferred compensation plan, less the total of the participant's (i) Primary Social Security benefit for the period during which benefits are to be paid and (ii) certain benefits provided under the qualified retirement plans of the Company or Triton. Benefits vest at the rate of 10% for each year of credited service for the Company or Triton, with up to five years of credited service permitted at the time the SERP was adopted. Benefits are paid monthly over a 15-year period, and commence within 45 days of a participant's retirement. If the participant's employment terminates before scheduled retirement, benefit payments commence within 30 days of the participant reaching age 65. The form of benefit payment under the SERP may be modified at the discretion of the Pension Committee, which administers the SERP.

     The SERP also provides for payment of a pre-retirement lump sum death benefit to the participant's beneficiary equal to 600% of the participant's final annual compensation if the participant is in the Company's employ or is less than age 65 and totally and permanently disabled as of his date of death, and a post-retirement lump sum death benefit to the participant's beneficiary equal to 200% of the participant's final annual compensation if death occurs after the participant has retired from the Company or has attained age 65 after becoming totally and permanently disabled.

     Mr. Walden, the sole participant, is 100% vested in the SERP, and the amount of his remuneration covered by the SERP for 1999 is approximately $241,000. This amount represents actual cash paid during 1999, regardless of when the amounts were earned.

BOARD REPORT ON EXECUTIVE COMPENSATION

Executive Compensation Program

     The annual compensation for executive officers consists of a base salary and an annual bonus that may be awarded at the discretion of the Board. The Board uses both individual performance, performance of the operations for which the executive is responsible and the overall Company performance when awarding any discretionary bonuses. There were no discretionary bonuses awarded relating to fiscal year 1999.

     Salaries are based upon a subjective determination of the responsibilities and performance of the executives and are reviewed on an annual basis.

Chief Executive Officer Compensation

     The Chief Executive Officer's base salary for fiscal year 1999 was subjectively determined based upon his responsibilities and performance, and is reviewed on an annual basis by the Compensation Committee. Because of the lack of overall profits for the Company, the Compensation Committee determined that, while the Chief Executive Officer's performance remained excellent through the difficult economic times the Company is experiencing, no increase in salary from the prior fiscal year was warranted.

     The foregoing report is submitted by the members of the Board of Directors: Michael M. Earley, Luther A. Henderson and N. Russell Walden.

Compensation Committee Interlocks and Insider Participation

     The Company's Compensation Committee consists of Michael M. Earley and Luther A. Henderson. Mr. Walden, the President and Chief Executive Officer of the Company, participated in deliberations concerning executive officer compensation during fiscal year 1999 in his capacity as a member of the Board. He did not, however, participate in any decisions regarding his own compensation as an executive officer of the Company.

PERFORMANCE GRAPH

Comparison of Shareholder Return on Investment

     The following graph compares the percentage change in the cumulative total shareholder return on the Common Stock for the 1995 through 1999 fiscal years, as of each fiscal year end, with (i) the cumulative total return (assuming reinvestment of dividends) of the Russell 2000 Index, a broad equity market index, and (ii) the cumulative total return (assuming reinvestment of dividends) of a peer group of real estate companies as provided by Dow Jones ("Dow Jones Peer Group"). The returns of each company in the Dow Jones Peer Group has been weighted to reflect relative stock market capitalization as of the beginning of the measurement period. The Dow Jones Peer Group consists of AMB Property Corp., Archstone Communities Trust, Avalonbay Communities, Inc., Catellus Development Corp., Crescent Real Estate Equities Co., Duke Realty Investments, Inc., Equity Office Properties Trust, Equity Residential Properties, Federal Realty Investment Trust, HRPT Properties Trust, Health Care Property Investors, Inc., Host Marriott Corp., Kimco Realty Corp., Meditrust Corp., Newhall Land & Farming Co., New Plan Realty Trust, Prologis Trust, Public Storage, Inc., The Rouse Co., Simon Property Group, Inc., Spicker Properties, Inc., St. Joe Co., Starwood Hotels & Resort, Vornado Realty Trust, and Weingarten Realty, Inc. The Company believes that the Dow Jones Peer Group represented similar businesses to the Company at the beginning of the five-year period.

       Comparison of Five-Year Cumulative Total Return Among
           Ridgewood Hotels, The Russell 2000 Index, and
                        Dow Jones Peer Group

(Graph Appears Here)
Measurement
Period             Dow Jones          Ridgewood       Russell 2000
1994                  100                100               100
                       89                 89                98
                       97                 82               103
                       98                 80               112
1995                  102                 77               122
                      103                 57               124
                      110                 59               129
                      112                 41               134
1996                  116                 27               135
                      124                 27               140
                      139                 32               135
                      138                 91               151
1997                  145                 64               166
                      155                 36               162
                      151                 30               172
                      147                 32               168
1998                  116                 32               148
                      119                 19               164
                      114                 18               159
                      126                 18               174
1999                  110                 27               168


     The Company's Common Stock was deleted from the NASDAQ National Market System in June 1989 due to the lack of two required market makers. Due to an absence of an established public trading market in the stock, the Company's yearly percentage change in the cumulative total shareholder return on the Common Stock subsequent to June 1989 cannot be determined accurately. However, beginning in fiscal year 1994 the Company was able to compile data with respect to the bid and ask price of the Common Stock which the Company believes is reasonably reliable. The Company's cumulative total shareholder return on the Common Stock represents the average of the bid and ask price for those periods presented.

     The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


           CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Each of the Company's directors has or has had business relationships with ADT Security Services, Inc. and its current or former affiliates. See "PROPOSAL 1: ELECTION OF DIRECTORS --
Nominees for Director."

Filings Under Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 ("1934 Act") requires that the Company's officers and directors and persons who own more than 10% of the Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during the fiscal year ended August 31, 1999, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to Section 16(a) of the 1934 Act were satisfied.

Relationship with Independent Auditors

     The Board annually selects independent public accountants to serve as auditors for the upcoming fiscal year. The Board plans to select auditors for fiscal year 2000 at its annual meeting following the Meeting.

     The Board appointed PricewaterhouseCoopers LLP as auditors for the Company and its wholly-owned subsidiaries for fiscal year 1999. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will be given the opportunity to make a statement if he so desires and to respond to appropriate questions from shareholders.

Stockholders' Proposals for 2001 Annual Meeting

     Stockholders may submit proposals on matters appropriate for shareholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the 1934 Act. For such proposals to be considered at the 2001 Annual Meeting of Stockholders, such proposals must be received by the Company not later than August 1, 2000. Such proposals should be directed to Ms. Karen Hughes, Secretary, Ridgewood Properties, Inc., 2859 Paces Ferry Road, Suite 700, Atlanta, Georgia 30339. The Company reserves the right to decline to include in the Company's proxy statement any shareholder's proposal which does not comply with the rules of the SEC for inclusion therein.

OTHER BUSINESS

     The Board does not know of any matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. If any other business should properly come before the Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

     Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed return envelope.

                         By Order of the Board of Directors

                         s/ Karen S. Hughes

                         Karen S. Hughes, Secretary

                          Proxy Card
                           (Front)

                        RIDGEWOOD HOTELS, INC.
                  PROXY SOLICITED ON BEHALF OF THE
                     BOARD OF DIRECTORS FOR 2000
                    ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Luther A. Henderson, N. Russell Walden and Karen S. Hughes, each with the power to act without the other and with full power of substitution, as Proxies to vote, as designated below, all common stock of Ridgewood Properties, Inc. (the "Company") owned by the undersigned at the Annual Meeting of Stockholders to be held at the offices of the Company, 2859 Paces Ferry Road, Suite 700, Atlanta, Georgia 30339, on Tuesday, February 15, 2000, at 10:00 a.m. (together with any adjournment or postponement thereof (the "Meeting") upon such business as may properly come before the Meeting, including the following:

     1.  Election of Directors:

         Election of Michael M. Earley
         __   For   __  Against   __  Withhold Authority to Vote

         Election of Luther A. Henderson
         __   For   __  Against   __  Withhold Authority to Vote

         Election of N. Russell Walden
         __   For   __  Against   __  Withhold Authority to Vote


     2. In their discretion on any other matter that may properly come before the Meeting.

                               (back)

THIS  PROXY  WHEN  PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO SPECIFIC
DIRECTION IS GIVEN, THE PROXY  WILL BE VOTED "FOR" EACH OF THE
DIRECTOR NOMINEES IN PROPOSAL 1.

                Dated: ___________________________________


                  ________________________________________
                  Signature


                  ________________________________________
                  (Signature if held jointly)

     Please date, sign and mail promptly this proxy in the enclosed envelope. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian, or trustee, please add your title as such.
If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership, please sign in the partnership name by an authorized person.

This proxy may be revoked prior to the exercise of the powers conferred by the proxy.

                     THIS PROXY IS SOLICITED ON
                              BEHALF OF
                       THE BOARD OF DIRECTORS.